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                                                               EXHIBIT 99.1

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of BioTransplant Icorporated (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Donald B. Hawthorne, Chief Executive Officer of the Company, and Richard V. Capasso, Vice President, Finance and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Donald B. Hawthorne
Dated: August 19, 2002                     ---------------------------------
                                           Donald B. Hawthorne
                                           Chief Executive Officer



                                           /s/ Richard V. Capasso
Dated: August 19, 2002                     ---------------------------------
                                           Richard V. Capasso
                                           Vice President, Finance
                                           and Treasurer